UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 15, 2016

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 1st Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Authentidate Holding Corp., a Delaware corporation, will participate in the 28th Annual ROTH Conference on Wednesday, March 16, 2016 at 9:00 a.m. PT. A copy of the slide presentation to be presented at the conference is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The slide presentation includes statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1      Slide presentation of Authentidate Holdings Corp. used in connection with its March 16, 2016 presentation at the 28th Annual ROTH Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.
(Registrant)

Date: March 15, 2016	By:	/s/ Richard Hersperger
Richard Hersperger
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation of Authentidate Holdings Corp. used in connection with its March 16, 2016 presentation at the 28th Annual ROTH Conference.